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                                                                     EXHIBIT 1.1

                             KERR-MCGEE CORPORATION

           _____ DECS/SM/ (Debt Exchangeable for Common Stock/SM/)*

                 ____% Exchangeable Notes Due __________, 2004

               (Subject to Exchange into Shares of Common Stock,
             par value $.10 per share, of Devon Energy Corporation)

                             Underwriting Agreement

                                                              New York, New York
                                                                   July __, 1999

Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Merrill Lynch & Co., Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
ABN AMRO Incorporated
 As Representatives of the several Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

          Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of ____ DECS (Debt Exchangeable for Common Stock) consisting of its ___% Exchangeable Notes Due __________, 2004 (the "Underwritten DECS"), to be issued under an indenture (the "Indenture") dated as of _____, 1999 between Kerr-McGee and ________________, as trustee (the "Trustee"). In addition, the Underwriters will have an option to purchase up to _____ DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS"). At maturity (including as a result of acceleration or otherwise), the DECS will be mandatorily exchanged by Kerr-McGee into shares of Common Stock, par value $.10 per share, of Devon Energy Corporation (the "Devon Energy Common Stock"), an Oklahoma corporation ("Devon Energy") (or, at Kerr-McGee's option under the circumstances described in the Final Kerr-McGee Prospectus (as defined below), cash with an equal value), at the rate specified in the Final Kerr-McGee Prospectus. To the extent there are no additional Underwriters listed on
Schedule I other than

-------------------
* Plus an option to purchase from Kerr-McGee Corporation, up to _____ additional DECS to cover over-allotments.
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you, the term Representatives shall mean you, as Underwriters, and the terms
Representatives and Underwriters shall mean the singular or the plural as the context requires.

          In connection with the foregoing and pursuant to the Registration Rights Agreement dated December 31, 1996, as amended, between Devon Energy and Kerr-McGee (the "Registration Rights Agreement"), Devon Energy has filed with the Commission a registration statement with respect to ____shares (the "Underwritten Shares") of Devon Energy Common Stock, in respect of the Underwritten DECS plus an additional _____ shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of Devon Energy Common Stock in respect of the Option DECS, for sale by Kerr-McGee as a selling stockholder (to the extent Kerr-McGee shall so elect to deliver Devon Energy Common Stock to holders of the DECS at maturity thereof pursuant to the terms of the DECS), which registration statement is referred to in Section 2 of this Agreement.

          Certain terms used in this Agreement are defined in Section 20 of this Agreement.

          1. Representations and Warranties of Kerr-McGee. (a) Kerr-McGee represents and warrants to, and agrees with, each Underwriter and Devon Energy as set forth below in this Section 1.

          (i) Kerr-McGee meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act"), has prepared and filed with the Commission a registration statement (file number 333-76951) on Form S-3, including a related basic prospectus, for the registration under the Securities Act of 1933, as amended (the "Act"), of the offering and sale of the DECS, and such registration statement has been declared effective by the Commission in the form on file with the Commission on its Effective Date. Kerr-McGee may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. Kerr-McGee will next file with the Commission one of the following:
     (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the DECS in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus supplement in accordance with Rules 415 and 424(b). In the case of clause (1), Kerr-McGee has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Kerr-McGee Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Kerr-McGee Prospectus and any Preliminary Final Kerr-McGee Prospectus) as Kerr-McGee has advised you, prior to the Execution Time, will be included or made therein. Such registration statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

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          (ii) On the Kerr-McGee Effective Date, the Kerr-McGee Registration
     Statement did or will, and when the Final Kerr-McGee Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "settlement date"), the Final Kerr-McGee Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act, and the respective rules thereunder; on the Kerr-McGee Effective Date, the Kerr-McGee Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Kerr-McGee Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Kerr-McGee Effective Date, the Final Kerr-McGee Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Kerr-McGee Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Kerr-McGee makes no representations or warranties as to (A) that part of the Kerr-McGee Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Kerr-McGee Registration Statement or the Final Kerr-McGee Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Kerr-McGee by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Kerr-McGee Registration Statement or the Final Kerr-McGee Prospectus (or any supplement thereto) or (C) the information contained in or omitted from the Devon Energy Prospectus (attached as Appendix A to the Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus), other than information contained in or omitted from the Devon Energy Prospectus in reliance upon and in conformity with information furnished in writing to Devon Energy by Kerr-McGee specifically for inclusion in the Devon Energy Prospectus.

          (iii) Kerr-McGee and each of its subsidiaries which are significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X) (each, as set forth on Annex A attached hereto, a "Kerr-McGee Significant Subsidiary," and collectively, the "Kerr-McGee Significant Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of the jurisdictions in which they are chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate their properties and conduct their businesses as described in the Final Kerr-McGee Prospectus, and are duly qualified to do business as foreign corporations and are in good standing under the laws of each jurisdiction in which the failure so to qualify would have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole;

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          (iv) All the outstanding shares of capital stock of each Kerr-
     McGee Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Kerr-McGee Significant Subsidiaries are owned by Kerr-McGee either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

          (v) The Indenture has been duly authorized and, if the Effective Time of the Kerr-McGee Registration Statement is prior to the execution and delivery of this Agreement, has been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act with respect to the DECS offered thereby; the DECS have been duly authorized; and when DECS offered are delivered and paid for pursuant to this Agreement on each Closing Date, the Indenture will have been duly executed and delivered, such DECS will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Final Kerr-McGee Prospectus and the Indenture and such DECS will constitute valid and legally binding obligations of Kerr-McGee, enforceable in accordance with their terms, subject to bankruptcy insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (vi) The DECS have been approved for listing on The New York Stock Exchange, subject to notice of issuance.

          (vii) There is no franchise, contract or other document of a character required to be described in the Kerr-McGee Registration Statement or Final Kerr-McGee Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Basic Kerr-McGee Prospectus under the caption "Description of Debt Securities" and in the Final Kerr-McGee Prospectus Supplement under the captions "Description of DECS" and "Certain United States Federal Income Tax Consequences" fairly summarize the matters therein described.

          (viii) This Agreement has been duly authorized, executed and delivered by Kerr-McGee and constitutes a valid and binding obligation of Kerr-McGee enforceable in accordance with its terms.

          (ix) Kerr-McGee is not and, after giving effect to the offering and sale of the DECS and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS and the Devon Energy

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     Common Stock by the Underwriters in the manner contemplated herein and in the Final Kerr-McGee Prospectus and the Devon Energy Prospectus.

          (xi) Neither the issue and sale of the DECS nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any material lien, charge or encumbrance upon any property or assets of Kerr-McGee or any of its Kerr-McGee Significant Subsidiaries pursuant to, (i) the charter or by-laws of Kerr-McGee or any of its Kerr-McGee Significant Subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Kerr-McGee or any of its Kerr-McGee Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Kerr-McGee or any of its Kerr-McGee Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Kerr-McGee or any of its Kerr-McGee Significant Subsidiaries or any of its or their properties.

          (xii) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Kerr-McGee or any of its subsidiaries or its or their property is pending or, to the best knowledge of Kerr-McGee, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto).

          (xiii) Neither Kerr-McGee nor any Kerr-McGee Significant Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, except if such violation or default with respect to this clause (ii) could not reasonably be expected to have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Kerr-McGee or such Kerr-McGee Significant Subsidiary or any of its properties, as applicable, except with respect to this clause (iii) such as could not reasonably be expected to have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole.

          (xiv) Kerr-McGee and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither Kerr-McGee nor

                                       5
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     any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto).

          (xv) [Kerr-McGee and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto). Except as set forth in the Final Kerr-McGee Prospectus, neither Kerr-McGee nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (xvi) In the ordinary course of its business, Kerr-McGee periodically reviews the effect of Environmental Laws on the business, operations and properties of Kerr-McGee and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Kerr McGee has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr McGee and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto).]

          (xvii) The subsidiaries listed on Annex A attached hereto are the only significant subsidiaries of Kerr-McGee as defined by Rule 1-02 of Regulation S-X.

          (xviii) Kerr-McGee and its subsidiaries have implemented a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving

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     certain dates prior to and any dates after December 31, 1999 (the "Year
     2000 Problem"), and has determined that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of Kerr-McGee and its subsidiaries, taken as a whole; and Kerr-McGee believes, after due inquiry, that each supplier, vendor, customer or financial service organization used or serviced by Kerr-McGee and its subsidiaries has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a material adverse effect on Kerr-McGee and its subsidiaries, taken as a whole. Kerr-McGee is in compliance in all material respects with the Commission Release Nos. 33-7558 and 33-7609 related to Year 2000 compliance, as amended or supplemented to date.

          (xix) Subsequent to the respective dates as of which information is presented in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus, except as otherwise stated therein, there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), business, properties or results of operations of Kerr-McGee and its subsidiaries taken as a whole.

          (xx) Kerr-McGee has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Devon Energy to facilitate the sale or resale of the DECS or the Devon Energy Common Stock and has not effected any sales of Devon Energy Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

          (xxi) If Kerr-McGee elects to exchange the DECS for the Shares on the Exchange Date (as defined in the DECS), then on such Exchange Date it will be the record and beneficial owner of the Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and will have duly indorsed such Shares in blank, and, assuming that each holder of DECS acquires its interest in the Shares it receives on the Exchange Date from Kerr McGee without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), upon sale and delivery of, and payment for, such Shares, as provided herein and in the terms of the DECS, each such holder will own the Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (b) In respect of any statements in or omissions from the Devon Energy Registration Statement or the Devon Energy Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to Devon Energy by Kerr-McGee specifically for inclusion therein, Kerr-McGee makes the same representations and warranties to Devon Energy as Kerr-McGee makes to each Underwriter under paragraph (a)(ii) of this Section 1.

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          2.  Representations and Warranties of Devon Energy.  Devon Energy
represents and warrants to, and agrees with, each Underwriter and Kerr-McGee as set forth below in this Section 2.

          (a) Devon Energy meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-______) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Shares. Devon Energy may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. Devon Energy will next file with the Commission one of the following: either (1) prior to the Devon Energy Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (2) after the Devon Energy Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), Devon Energy has included in such registration statement, as amended at the Devon Energy Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Devon Energy Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information with respect to the Shares and the offering thereof, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Devon Energy Prospectus) as Devon Energy has advised you, prior to the Execution Time, will be included or made therein. Any reference herein to the Devon Energy Registration Statement, Preliminary Devon Energy Prospectus or the Devon Energy Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Devon Energy Effective Date or the issue date of a Preliminary Devon Energy Prospectus or the Devon Energy Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Devon Energy Registration Statement, any Preliminary Devon Energy Prospectus or the Devon Energy Prospectus shall be deemed to refer to and include the filing by Devon Energy of any document under the Exchange Act after the Devon Energy Effective Date, or the issue date of any Preliminary Devon Energy Prospectus or the Devon Energy Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) On the Devon Energy Effective Date, the Devon Energy Registration Statement did or will, and when the Devon Energy Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any settlement date (as defined below), the Devon Energy Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Devon Energy Effective Date and at the Execution Time, the Devon Energy Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated

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     therein or necessary in order to make the statements therein not misleading; and, on the Devon Energy Effective Date, the Devon Energy Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Devon Energy Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Devon Energy makes no representations or warranties as to the information contained in or omitted from the Devon Energy Registration Statement, or the Devon Energy Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to Devon Energy (i) by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Devon Energy Registration Statement or the Devon Energy Prospectus (or any supplement thereto) or
     (ii) by Kerr-McGee, in either case, specifically for inclusion in the Devon Energy Registration Statement or the Devon Energy Prospectus (or any supplement thereto).

          (c) Each of Devon Energy and each of its subsidiaries which are significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X) (each, as set forth on Annex B attached hereto, a "Devon Energy Significant Subsidiary," and collectively, the "Devon Energy Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Devon Energy Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure so to qualify would have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its subsidiaries, taken as a whole.

          (d) Devon Energy's authorized equity capitalization is as set forth in the Devon Energy Prospectus; the capital stock of Devon Energy conforms in all material respects to the description thereof contained in the Devon Energy Prospectus; the outstanding shares of Devon Energy Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the American Stock Exchange (the "AMEX"); the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of Devon Energy are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Devon Energy Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in Devon Energy are outstanding.

          (e) All of the outstanding shares of capital stock of each Devon Energy Significant Subsidiary have been duly and validly authorized and issued and are fully

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     paid and nonassessable and, except as otherwise set forth in the Devon
     Energy Prospectus, all outstanding shares of capital stock of the Devon Energy Significant Subsidiaries are owned by Devon Energy either directly or through wholly-owned subsidiaries free and clear of any perfected security interests, claims, liens or encumbrances.

          (f) This Agreement has been duly authorized, executed and delivered by Devon Energy and constitutes a valid and binding obligation of Devon Energy enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (g) No holders of securities of Devon Energy, other than Kerr-McGee, have rights to the registration of such securities under the Devon Energy Registration Statement.

          (h) Devon Energy and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Devon Energy Prospectus (exclusive of any supplement thereto). Except as set forth in the Devon Energy Prospectus, neither Devon Energy nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (i) In the ordinary course of its business, Devon Energy periodically reviews the effect of Environmental Laws on the business, operations and properties of Devon Energy and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Devon Energy has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Devon Energy Prospectus (exclusive of any supplement thereto).

          (j) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Devon Energy Prospectus (exclusive of any supplement thereto).

          (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Final Kerr-McGee Prospectus or the Devon Energy Prospectus.

          (l) Neither the issue and sale of the Shares nor the consummation by Devon Energy of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any material lien, charge or encumbrance upon any property or assets of Devon Energy or any of its Devon Energy Significant Subsidiaries pursuant to, (i) the charter or by-laws of Devon Energy or any of its Devon Energy Significant Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Devon Energy or any of its Devon Energy Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Devon Energy or any of its Devon Energy Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Devon Energy or any of its Devon Energy Significant Subsidiaries or any of its or their properties.

          (m) Devon Energy and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, permits or other authorizations would not, individually or in the aggregate, have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its subsidiaries, taken as a whole, and neither Devon Energy nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Devon Energy Prospectus (exclusive of any supplement thereto).

          (o) Devon Energy is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (p) Devon Energy and its subsidiaries have implemented a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and has determined that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of Devon Energy and its subsidiaries, taken as a whole; and Devon Energy believes, after due inquiry, that each supplier, vendor, customer or financial service organization used or serviced by Devon Energy and its subsidiaries has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a material adverse effect on Devon Energy and its subsidiaries, taken as a whole. Devon Energy is in compliance in all material respects with the Commission Release Nos. 33-7558 and 33-7609 related to Year 2000 compliance, as amended or supplemented to date.

          (q) The Devon Energy Common Stock is duly listed and admitted for trading on the AMEX.

         3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Kerr-McGee agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Kerr-McGee, the number of DECS set forth opposite that Underwriter's name on Schedule I hereto, at a price of $______ per DECS, plus accrued interest, if any, on the DECS from _______, 1999 to the Closing Date.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Kerr-McGee hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to _______ of the Option DECS at the same purchase price as the Underwriters shall pay for the Underwritten DECS. Said option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Kerr-McGee Prospectus upon written or telegraphic notice by the Representatives to Kerr-McGee setting forth the number of the Option DECS as to which the several Underwriters are exercising the option and the settlement date. The number of the Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of the Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Option DECS.

          4. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM New York City time, on __________, 1999, or at such time on such later date not more than three

Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and Kerr-McGee or as provided in Section 11 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Kerr-McGee by wire transfer payable in same-day funds to an account specified by Kerr-McGee. Delivery of the DECS shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, Kerr-McGee will deliver the Option DECS (at the expense of Kerr-McGee) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Kerr-McGee by wire transfer payable in same-day funds to an account specified by Kerr-McGee. If settlement for the Option DECS occurs after the Closing Date, Kerr-McGee and Devon Energy will deliver to the Representatives on the settlement date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

          5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Final Kerr-McGee Prospectus.

          6.  Agreements of Kerr-McGee.

          Kerr-McGee agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the DECS, Kerr-McGee will not file any amendment of the Kerr-McGee Registration Statement or supplement (including the Final Kerr-McGee Prospectus or any Preliminary Final Kerr-McGee Prospectus) to the Basic Kerr-McGee Prospectus unless Kerr-McGee has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Kerr-McGee Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Kerr-McGee Prospectus is otherwise required under Rule 424(b), Kerr-McGee will cause the Final Kerr-McGee Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Kerr-McGee will promptly advise the Representatives (1) when the Final Kerr-McGee Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the DECS, any amendment to the Kerr-McGee Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Kerr-McGee

     Registration Statement or for any supplement to the Final Kerr-McGee Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Kerr-McGee Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by Kerr-McGee of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. Kerr-McGee will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Final Kerr-McGee Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Kerr-McGee Registration Statement or supplement the Final Kerr-McGee Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Kerr-McGee promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance, and (3) supply any supplemented Final Kerr-McGee Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, Kerr-McGee will make generally available to its security holders and to the Representatives an earnings statement or statements of Kerr-McGee and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) Kerr-McGee will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Kerr-McGee Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Kerr-McGee Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Kerr-McGee Prospectus and the Final Kerr-McGee Prospectus and any supplement thereto as the Representatives may reasonably request. Kerr-McGee will pay the expenses of printing or other production of all documents relating to the offering.

          (e) Kerr-McGee will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall Kerr-McGee be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the DECS or Shares in any jurisdiction where it is not now so subject.

          (f) Kerr-McGee will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by Kerr-McGee or any affiliate of Kerr-McGee or any person in privity with Kerr-McGee or any affiliate of Kerr-McGee) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, any debt securities issued or guaranteed by Kerr-McGee or publicly announce an intention to effect any such transaction (other than in connection with the DECS), for a period of 7 days after the date of the Underwriting Agreement.

          (g) Kerr-McGee will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Kerr-McGee to facilitate the sale or resale of the DECS or the Shares.

          7.  Agreements of Devon Energy.

          Devon Energy agrees with the several Underwriters and Kerr-McGee that:

          (a) Devon Energy will use its best efforts to cause the Devon Energy Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, Devon Energy will not file any amendment of the Devon Energy Registration Statement or supplement to the Devon Energy Prospectus unless Devon Energy has furnished you and Kerr-McGee a copy for your review and Kerr-McGee's information prior to filing and will not file any such proposed amendment or supplement to which you or Kerr-McGee reasonably objects. Subject to the foregoing sentence, if the Devon Energy Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Devon Energy Prospectus is otherwise required under Rule 424(b), Devon Energy will cause the Devon Energy Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives and Kerr-McGee of such timely filing. Devon Energy will promptly advise the Representatives and Kerr-McGee (1) when the Devon Energy Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (2) when the Devon Energy Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (3) when, prior to termination of the offering of the Shares, any amendment to the Devon Energy Registration Statement shall have been filed or become effective, (4) if any request by the Commission or its staff for any amendment of the Devon Energy Registration Statement or supplement to the Devon Energy Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Devon Energy Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by Devon Energy of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. Devon Energy will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Devon Energy Common Stock is required to be delivered under the Act, any event occurs as a result of which the Devon Energy Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Devon Energy Registration Statement or supplement the Devon Energy Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Devon Energy promptly will (1) notify the Representatives and Kerr-McGee of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance, and (3) supply only the supplemented Devon Energy Prospectus to you in such quantities as you may reasonably request and supply one copy of the supplemented Devon Energy Prospectus to Kerr-McGee.

          (c) As soon as practicable, Devon Energy will make generally available to its security holders and to the Representatives an earnings statement or statements of Devon Energy and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) Devon Energy will furnish to the Representatives and counsel for the Underwriters and Kerr-McGee and its counsel, without charge, signed copies of the Devon Energy Registration Statement (including exhibits thereto) and to each other Underwriter and Kerr-McGee a copy of the Devon Energy Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Devon Energy Prospectus and the Devon Energy Prospectus and any supplement thereto as the Representatives may reasonably request. Kerr-McGee will pay the expenses of printing or other production of all documents relating to the offering.

          (e) Devon Energy will, if necessary, cooperate with Kerr-McGee for purposes of the qualification of the DECS for sale under the laws of such jurisdictions as the Representatives may designate and maintenance of such qualifications in effect so long as required for the distribution of the DECS and the Shares; Devon Energy will arrange for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares; provided, that in no event shall Devon Energy be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject.

          (f) Devon Energy and Devon Delaware (as defined below) will not, without the prior written consent of Salomon Smith Barney Inc. (which shall not be unreasonably withheld), offer, sell, contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by Devon Energy, Devon Delaware or any affiliate of either of them or any person in privity with either of them or any affiliate of either of them) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of common stock or any securities convertible into, or exchangeable for, or warrants to acquire shares of common stock (other than the Shares in connection with the offering by Kerr-McGee of the DECS) or publicly announce an intention to effect any such transaction, on or prior to the Lockup Termination Date (as defined below); provided, however, that:

               (i) Devon Energy or Devon Delaware may publicly announce and discuss its intention to offer and sell, for up to $500 million, shares of its capital stock or securities convertible into, or exchangeable for, or warrants to acquire shares of such capital stock (any such offering, a "Devon Offering"); and

               (ii) Devon Energy or Devon Delaware may file a registration statement with the Commission relating to a Devon Offering and may offer the shares to be registered thereby;

     provided further, that, for the avoidance of doubt:

               (A) Devon Delaware Corporation, a Delaware corporation ("Devon Delaware"), which is to be renamed Devon Energy Corporation following the proposed merger of PennzEnergy with Devon Delaware, may issue shares of its common stock to (1) shareholders of PennzEnergy Company ("PennzEnergy") in the proposed merger of PennzEnergy with Devon Delaware and (2) shareholders of Devon Energy in the proposed merger of Devon Oklahoma Corporation, an Oklahoma corporation ("Devon Oklahoma"), with Devon Energy (each such merger as described in Devon Energy's proxy statement dated __________, 1999);

               (B) Devon Energy or any of its affiliates may offer to issue and issue shares of its capital stock, or any securities convertible into, or exchangeable for, or warrants to acquire shares of such capital stock, in any such case, to any owner of any business or assets acquired or proposed to be acquired by Devon Energy or any of its affiliates, as consideration for any such acquisition or proposed acquisition, and in connection therewith publicly announce any such issuance or contemplated issuance or file with the Commission any related registration statement; provided, however, that securities issuances for other than cash consideration as contemplated by this paragraph shall not exceed $250 million and, together with any securities issuances for cash as contemplated above, shall not exceed $500 million of aggregate securities issuances prior to the Lockup Termination Date;

               (C) Devon Energy or Devon Delaware may issue shares of its common stock in connection with any exchange, redemption or retraction of Northstar Energy Corporation exchangeable shares; and

               (D) Devon Energy, Devon Delaware, PennzEnergy or any of their respective affiliates may issue shares of capital stock pursuant to
          (x) any stock option plan, equity incentive plan, stock purchase plan or dividend reinvestment plan existing as of July 14, 1999 or as contemplated by the Amended and Restated Agreement and Plan of Merger, dated May 19, 1999, by and among Devon Energy, Devon Delaware, Devon Oklahoma and PennzEnergy and the related Registration Statement on Form S-4 of Devon Energy, or (y) any security convertible into or exercisable or exchangeable for any such capital stock outstanding as of July 14, 1999.

     The "Lockup Termination Date" shall be the earlier of (I) the 45th day after the date of this Agreement or (II) if the Devon Energy Registration Statement is declared effective by the Commission on or prior to August 2, 1999, September 6, 1999 or (III) if, at Kerr-McGee's request (assuming that, in Devon Energy's reasonable judgment, a Devon Energy Registration Statement is available for filing and would comply with the rules under the
     Act), Devon Energy does not (x) file the Devon Energy Registration Statement with the Commission on or prior to July 16, 1999 or (y) on or prior to July 22, 1999, request the Commission to declare the Devon Energy Registration Statement effective, September 6, 1999.

          (g) Devon Energy will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Devon Energy to facilitate the sale or resale of the DECS or the Shares.

          (h) Devon Energy will furnish the Trustee, in sufficient quantities for transmission to holders of the DECS, Devon Energy's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission.

          (i) Devon Energy will take such actions as may be reasonably necessary to comply with the rules and regulations of the AMEX in respect of the offering of the Shares contemplated hereby.

          (j) Devon Energy will use its reasonable best efforts to furnish to Kerr-McGee the opinion of McAfee & Taft, A Professional Corporation, counsel for Devon Energy, dated as of the Closing Date, substantially similar to the opinion to be provided pursuant to Section 8(e) hereof, and the officers' certificate, dated as of the Closing Date, substantially similar to the certificate to be provided pursuant to Section 8(g) hereof.

          (k) Devon Energy will use its reasonable best efforts to have the letters of KPMG LLP and Arthur Andersen LLP, dated as of the Execution Time and as of the Closing

     Date, to be provided pursuant to Section 8(i) and Section 8(j) hereof, respectively, addressed to Kerr-McGee in addition to the Representatives.

          8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the DECS shall be subject to the accuracy of the representations and warranties on the part of Kerr-McGee and Devon Energy contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of Kerr-McGee and Devon Energy made in any certificates pursuant to the provisions hereof, to the performance by Kerr-McGee and Devon Energy of their respective obligations hereunder and to the following additional conditions:

          (a) If the Devon Energy Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Devon Energy Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time, on such date or (ii) 9:30 AM, New York City time on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Kerr-McGee Prospectus or the Devon Energy Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), such Final Kerr-McGee Prospectus or Devon Energy Prospectus, and any such supplements, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Kerr-McGee Registration Statement or the Devon Energy Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) (i) Kerr-McGee shall have furnished to the Representatives an opinion of ____________, corporate counsel for Kerr-McGee, dated as of the Closing Date and addressed to the Representatives, to the effect that:

          (A) each of Kerr-McGee and each of its Kerr-McGee Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Kerr-McGee Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure so to qualify would have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Kerr-McGee and its subsidiaries, taken as a whole;

          (B) all the outstanding shares of capital stock of each of the Kerr-McGee Significant Subsidiaries, except for director's qualifying shares and as otherwise set forth in the Kerr-McGee Registration Statement, are owned by Kerr-McGee either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

          (C) Kerr-McGee's authorized equity capitalization is as set forth in the Final Kerr-McGee Prospectus; the DECS are duly listed, and admitted and authorized for trading subject to official notice of issuance, on the AMEX, and, except as set forth in the Final Kerr-McGee Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in Kerr-McGee are outstanding;

          (D) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Kerr-McGee or any of its subsidiaries or its or their property, of a character required to be disclosed in the Kerr-McGee Registration Statement which is not adequately disclosed in the Final Kerr-McGee Prospectus, and there is no franchise, contract or other document of a character required to be described in the Kerr-McGee Registration Statement or Final Kerr-McGee Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

          (E) to the best knowledge of such counsel, Kerr-McGee is the record and beneficial owner of the Shares free and clear of all liens, encumbrances, equities and claims;

          (F) neither the execution and delivery of the Indenture, the issue and sale of the DECS and the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Kerr-McGee or any Kerr-McGee Significant Subsidiary pursuant to, (i) the charter or by-laws of Kerr-McGee or any Kerr-McGee Significant Subsidiary, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Kerr-McGee or any Kerr-McGee Significant Subsidiary is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Kerr-McGee or any Kerr-McGee Significant Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Kerr-McGee or its subsidiaries or any of its or their properties; and

          (G) no holders of securities of Kerr-McGee have rights to the registration of such securities under the Kerr-McGee Registration Statement.

          (ii) Kerr-McGee shall have requested and caused Simpson Thacher & Bartlett, counsel for Kerr-McGee, to have furnished to the Representatives their opinion dated as of the Closing Date and addressed to the Representatives, to the effect that:

          (A) the statements made in the Basic Kerr-McGee Prospectus under the caption "Description of Debt Securities" and in the Final Kerr-McGee Prospectus Supplement under the caption "Description of DECS," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects; the statements set forth under the heading "Certain United States Federal Income Tax

     Consequences" in the Final Kerr-McGee Prospectus, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of the purchase of DECS by an initial U.S. Holder (as defined in the Final Kerr-McGee Prospectus);

          (B) no consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the DECS by Kerr-McGee and the compliance by Kerr-McGee with all of the provisions of the Underwriting Agreement, except for the registration under the Act of the DECS, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the DECS by the Underwriters;

          (C) the Indenture has been duly authorized, executed and delivered by Kerr-McGee and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of Kerr-McGee enforceable against Kerr-McGee in accordance with its terms;

          (D) the DECS have been duly authorized, executed and issued by Kerr-McGee and, assuming due authentication thereof by the Trustee and upon payment and delivery and in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of Kerr-McGee enforceable against Kerr-McGee in accordance with their terms and entitled to the benefits of the Indenture;

          (E) the Kerr-McGee Registration Statement has become effective under the Act and the Basic Kerr-McGee Prospectus, the Preliminary Final Kerr-McGee Prospectus and the Final Kerr-McGee Prospectus Supplement were each filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Kerr-McGee Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

          (F) the Underwriting Agreement has been duly authorized, executed and delivered by Kerr-McGee;

          (G) Kerr-McGee is not and, after giving effect to the offering and sale of the DECS and the application of the proceeds thereof as described in the Final Kerr-McGee Prospectus, will not be an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended; and

          (H) such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus or the documents incorporated by reference therein and takes no responsibility therefor, except as and to the extent set forth in paragraph (A) above. Such counsel shall also state that in the course of the preparation by Kerr-McGee of the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus, excluding the documents incorporated therein by reference, such counsel participated in conferences with certain officers and employees of Kerr-McGee, with representatives of Arthur Andersen and counsel to Kerr-McGee. Such opinion shall also state that such counsel did not participate in the preparation of documents incorporated by reference in the Final Kerr-McGee Prospectus. Based upon such counsel's examination of the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus and the documents incorporated by reference therein, and such counsel's investigations made in connection with the preparation of the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus, including any documents incorporated by reference therein and such counsel's participation in conferences referred to above, (i) such counsel is of the opinion that the Kerr-McGee Registration Statement, as of its effective date, and the Final Kerr-McGee Prospectus, as of its date, complied as to form in all material respects with requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the documents incorporated by reference in the Final Kerr-McGee Prospectus complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that, in each case, such counsel need not express an opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Kerr-McGee Registration Statement, the Final Kerr-McGee Prospectus or the documents incorporated by reference in the Final Kerr-McGee Prospectus, and (ii) such counsel has no reason to believe that the Kerr-McGee Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Final Kerr-McGee Prospectus (including the documents incorporated by reference therein) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case, such counsel need not express a belief with respect to the financial statements or other financial data contained or incorporated by reference in the Kerr-McGee Registration Statement, the Final Kerr-McGee Prospectus or the documents incorporated by reference into the Final Kerr-McGee Prospectus.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York and Delaware or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Kerr-McGee and
public officials.   References to the Final Kerr-McGee Prospectus in this
paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Indenture, the Kerr-McGee Registration Statement, the Final Kerr-McGee Prospectus (together with any supplement thereto), the Shares, the Devon Energy Registration Statement, the Devon Energy Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and Kerr-McGee and Devon Energy shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) Devon Energy shall have furnished to the Representatives the opinion of McAfee & Taft, a Professional Corporation, counsel for Devon Energy, dated as of the Closing Date, to the effect that:

          (i) each of Devon Energy and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Devon Energy Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business as listed in the Devon Energy Prospectus, except where the failure to qualify would not have a material adverse effect on the [financial condition, results of operations, prospects, earnings or properties] of Devon Energy and its consolidated subsidiaries, taken as a whole;

          (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Devon Energy Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by Devon Energy either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (iii) Devon Energy's authorized equity capitalization is as set forth in the Devon Energy Prospectus; the Shares are duly listed and admitted for trading on the AMEX; the Devon Energy Common Stock conforms in all material respects to the description thereof contained in the Devon Energy Prospectus; the outstanding shares of Devon Energy Common Stock (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; the certificates for the Shares are in valid and sufficient form;

          (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Devon Energy or any of its subsidiaries of a character required to be disclosed in the Devon Energy Registration Statement which is not adequately disclosed in the Devon Energy Prospectus, and there is no franchise, contract or other document of a character required to be described in the Devon Energy Registration Statement or Devon Energy Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Devon Energy Prospectus under the headings "Description of Capital Stock" fairly summarize the matters therein described;

          (v) the Devon Energy Registration Statement has become effective under the Act; any required filing of the Devon Energy Prospectus, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Devon Energy Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened;

          (vi) this Agreement has been duly authorized, executed and delivered by Devon Energy;

          (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Devon Energy of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS and such other approvals (specified in such opinion) as have been obtained;

          (viii) neither the distribution of the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of Devon Energy or the terms of any indenture or other agreement or instrument known to such counsel and to which Devon Energy or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to Devon Energy or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Devon Energy or any of its subsidiaries; and

          (ix) No holders of securities of Devon Energy, other than Kerr-McGee, have rights to the registration of Devon Energy Common Stock under the Devon Energy Registration Statement.

     In addition such counsel shall state that, although such counsel makes no representation as to the accuracy or completeness of the statements of fact contained in the Devon Energy Registration Statement and the Devon Energy Prospectus, no facts have come to such counsel's attention which lead such counsel to believe that, at the Devon Energy Effective Date, the Devon Energy Registration Statement and the Devon Energy Prospectus (other than the financial statements and other financial or accounting information contained therein or omitted therefrom as to which such counsel need express no opinion) did not comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Devon Energy Effective Date the Devon Energy Registration Statement (other than the financial statements and other financial or accounting information included therein or omitted therefrom as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Devon Energy Prospectus (other than the financial statements and other financial or accounting information included therein or omitted therefrom as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Oklahoma or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Devon Energy and public
officials.   References to the Devon Energy Prospectus in this paragraph (d)
include any supplements thereto at the Closing Date.

          (e) Kerr-McGee shall have furnished to the Representatives a certificate of Kerr-McGee, signed by the Chairman of the Board or the President and the principal financial or accounting officer of Kerr-McGee, dated the Closing Date, to the effect that the signers, of such certificate have carefully examined the Kerr-McGee Registration Statement, the Final Kerr-McGee Prospectus, any supplements to the Final Kerr-McGee Prospectus and this Agreement and that:

          (i) the representations and warranties of Kerr-McGee in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Kerr-McGee has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Kerr-McGee Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Kerr-McGee's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Kerr-McGee and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Kerr-McGee Prospectus (exclusive of any supplement thereto).

          (f) Devon Energy shall have furnished to the Representatives a certificate of Devon Energy, signed by the Chairman of the Board or the President and the principal financial or accounting officer of Devon Energy, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Devon Energy Registration Statement, the Devon Energy Prospectus, any supplements to the Devon Energy Prospectus and this Agreement and that:

          (i) the representations and warranties of Devon Energy in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Devon Energy has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Devon Energy Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Devon Energy's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included or incorporated by reference in the Devon Energy Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Devon Energy and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Devon Energy Prospectus (exclusive of any supplement thereto).

          (g) Kerr-McGee shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of Kerr-McGee for the three-month period ended March 31, 1999, and as at March 31, 1999, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Kerr-McGee and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 1999, and as at March 31, 1999; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and [executive, finance, audit] committees of Kerr-McGee and its subsidiaries; and inquiries of certain officials of Kerr-McGee who have responsibility for financial and accounting matters of Kerr-McGee and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated by reference in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus;

               (2) with respect to the period subsequent to March 31, 1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the [long-term debt] of Kerr-McGee and its subsidiaries or, capital stock of Kerr-McGee, or decreases in the [stockholders' equity] of Kerr-McGee, [other appropriate line items] as compared with the amounts shown on the March 31, 1999 consolidated balance sheet included or incorporated in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in [consolidated revenues, net income or net income per share] of Kerr-McGee and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Kerr-McGee as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

               (3) the information included or incorporation by reference in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data),
          Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K.

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Kerr-McGee and its subsidiaries) set forth in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus and in Exhibit 12 to the Kerr-McGee Registration Statement, including the information set forth under the
captions "[      ]" and "[        ]"in the Final Kerr-McGee Prospectus, the
information included or incorporated by reference in Items [   ] of Kerr-McGee's
Annual Report on Form 10-K, incorporated by reference in the Kerr-McGee Registration Statement and the Final Kerr-McGee Prospectus, agrees with the accounting records of Kerr-McGee and its subsidiaries, excluding any questions of legal interpretation.

References to the Final Kerr-McGee Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

          (h) Devon Energy shall have requested and caused KPMG LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of Devon Energy for the three-month period ended March 31, 1999 and as at March 31, 1999 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

          (i) in their opinion the audited financial statements of Devon Energy included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by Devon Energy and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information of Devon Energy for the three-month period ended March 31, 1999, and as at March 31, 1999; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and all board committees of Devon Energy and its subsidiaries; and inquiries of certain officials of Devon Energy who have responsibility for financial and accounting matters of Devon Energy and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements of Devon Energy included or incorporated in the Devon Energy Registration Statement and the Devon Energy Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements of Devon Energy included in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of Devon Energy included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus; or

               (2) with respect to the period subsequent to March 31, 1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of Devon Energy or capital stock of Devon Energy, or any decreases in stockholders' equity of Devon Energy, as compared with the amounts shown on the March 31, 1999 consolidated balance sheet of Devon Energy included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated total revenues, net income or in the total or per-share amounts of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Devon Energy as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

               (3) the information included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K.

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to historical accounting, financial or statistical information derived from the general accounting records of Devon Energy and its subsidiaries) set forth in the Devon Energy Registration Statement and the Devon Energy Prospectus, including the information set forth under the caption "Selected Financial Information" in the Devon Energy Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of Devon Energy's Annual Report on Form 10-K, incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in Devon Energy's Quarterly Reports on Form 10-Q, incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus, agrees with the accounting records of Devon Energy and its subsidiaries, excluding any questions of legal interpretation.

References to the Devon Energy Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          (i) Devon Energy shall have requested that PennzEnergy cause Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of PennzEnergy for the three-month period ended March 31, 1999 and as at March 31, 1999 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

          (i) in their opinion the audited financial statements included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by PennzEnergy and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 1999, and as at March 31, 1999; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and all board committees of PennzEnergy and its subsidiaries; and inquiries of certain officials of PennzEnergy who have responsibility for financial and accounting matters of PennzEnergy and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements of PennzEnergy included or incorporated in the Devon Energy Registration Statement and the Devon Energy Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of PennzEnergy included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus; or

               (2) with respect to the period subsequent to March 31, 1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of PennzEnergy or capital stock of PennzEnergy, or any decreases in stockholders' equity of PennzEnergy, as compared with the amounts shown on the March 31, 1999 consolidated balance sheet of PennzEnergy included or incorporated by reference in the Devon Energy Registration Statement and the Devon Energy Prospectus, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated total revenues, net income or in the total or per-share amounts of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by PennzEnergy as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

References to the Devon Energy Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the Kerr-McGee Registration Statement and the Devon Energy Registration Statement (exclusive of any amendment thereof) and each of the Final Kerr-McGee

Prospectus and the Devon Energy Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (g), (h) and (i) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of either Kerr-McGee or Devon Energy and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each of the Final Kerr-McGee Prospectus and the Devon Energy Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
(i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by each of the Kerr-McGee Registration Statement and the Devon Energy Registration Statement (exclusive of any amendment thereof) and each of the Final Kerr-McGee Prospectus and the Devon Energy Prospectus (exclusive of any supplement thereto).

          (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of Kerr-McGee's or Devon Energy's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (l) Prior to the Closing Date, each of Kerr-McGee and Devon Energy shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to Kerr-McGee and Devon Energy in writing or by telephone or facsimile confirmed in writing.

          9. Reimbursement of Underwriters' Expenses. If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of Kerr-McGee or Devon Energy to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, Kerr-McGee will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the DECS. The Underwriters agree to pay such expenses, fees and disbursements in any other event. In no event will Kerr-McGee be liable to any of the Underwriters for damages on account of loss of anticipated profits.

          10. Indemnification and Contribution. (a) Kerr-McGee agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each

Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Kerr-McGee Registration Statement as originally filed or in any amendment thereof, or in the Basic Kerr-McGee Prospectus, any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus (including any information contained in or omitted from any Preliminary Devon Energy Prospectus or Devon Energy Prospectus in reliance on and in conformity with information furnished to Devon Energy by Kerr-McGee), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Kerr-McGee will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Kerr-McGee by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or in reliance and in conformity with the Statement of Eligibility of the Trustee; provided, further, that Kerr-McGee will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Kerr-McGee by Devon Energy specifically for inclusion therein (including the information contained in any Preliminary Devon Energy Prospectus or Devon Energy Prospectus included in any such document (other than information contained in or omitted from any such Preliminary Devon Energy Prospectus or Devon Energy Prospectus in reliance on and conformity with information furnished to Devon Energy by Kerr-McGee specifically for inclusion therein)); and provided, further that Kerr-McGee shall not be liable to any Underwriter under the indemnity agreement in this paragraph (a) with respect to the Preliminary Final Kerr-McGee Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Kerr-McGee Prospectus (excluding documents incorporated by reference), as the case may be, or of the Final Kerr-McGee Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act and where Kerr-McGee has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Final Preliminary Kerr-McGee Prospectus and corrected in the Final Kerr-McGee Prospectus (excluding documents incorporated by reference) or in the Final Kerr-McGee Prospectus as then amended or supplemented (excluding documents incorporated by reference). This indemnity agreement will be in addition to any liability which Kerr-McGee may otherwise have.

          (b) Kerr-McGee agrees to indemnify and hold harmless Devon Energy, each of its directors, each of its officers who signs the Devon Energy Registration Statement, and each person who controls Devon Energy within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Devon Energy Registration Statement as originally filed or in any amendment thereof, or in the Preliminary Devon Energy Prospectus or the Devon Energy Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished in writing to Devon Energy by Kerr-McGee specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement shall be in addition to any liability which Kerr-McGee may otherwise have.

          (c) Devon Energy agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and Devon Energy agrees to indemnify and hold harmless Kerr-McGee, the directors, officers, employees and agents of Kerr-McGee, and each person who controls Kerr-McGee within the meaning of either the Act or the Exchange Act, in either case, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in
(i) the Devon Energy Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Devon Energy Prospectus or the Devon Energy Prospectus, or in any amendment thereof or supplement thereto, or (ii) the Kerr-McGee Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, but in the case of the documents referred to clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to Kerr-McGee by Devon Energy specifically for inclusion therein (including the information contained in any Preliminary Devon Energy Prospectus or Devon Energy Prospectus included in any such document (other than information contained in or omitted from any such Preliminary Devon Energy Prospectus or Devon Energy Prospectus in reliance on and conformity with information furnished to Devon Energy by Kerr-McGee specifically for inclusion therein)), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Devon Energy will not be liable under the indemnity agreement in this paragraph (c) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to Devon Energy by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further that Devon Energy shall not be liable under the indemnity agreement in this paragraph
(c) to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to Devon Energy by Kerr-McGee specifically for inclusion therein; and provided, further Devon Energy shall not be liable to any Underwriter under the indemnity agreement in this paragraph (c) with respect to the Preliminary Devon Energy Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Devon Energy Prospectus (excluding documents incorporated by reference) or of the Devon Energy Prospectus as then amended or supplemented (excluding documents incorporated by reference), as the case may be, in any case where such delivery is required by the Act and where Devon Energy has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Devon Energy Prospectus and corrected in the Devon Energy Prospectus (excluding documents incorporated by reference) or in the Devon Energy Prospectus as then amended or supplemented (excluding documents incorporated by reference). This indemnity agreement will be in addition to any liability which Devon Energy may otherwise have.

          (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless Kerr-McGee, each of its directors, each of its officers who signs the Kerr-McGee Registration Statement, and each person who controls Kerr-McGee within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) from Kerr-McGee to each Underwriter, but only with reference to written information furnished to Kerr-McGee by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Kerr-McGee acknowledges that the statements set forth in the [___ paragraph] of the cover page, in the [__ paragraph] of the inside cover page and in the ___ paragraph under the heading ["Plan of Distribution"] in any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

          (e) Each Underwriter severally agrees to indemnify and hold harmless Devon Energy and Kerr-McGee, each of their respective directors, each of their respective officers who signs the Devon Energy Registration Statement or the Kerr-McGee Registration Statement, respectively, and each person who controls Devon Energy or Kerr-McGee within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (c) from Devon Energy to each Underwriter and Kerr-McGee, but only with reference to written information relating to such Underwriter furnished to Devon Energy or Kerr-McGee by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Devon Energy acknowledges that the statements set forth in the [__] paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Devon Energy Prospectus or the Devon Energy Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

          (f) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b), (c), (d) or (e) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b), (c), (d) or (e) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action suit or proceeding.

          (g)  In the event that the indemnity provided in paragraph (a), (b),
(c), (d) or (e) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Kerr-McGee, Devon Energy and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Kerr-McGee, Devon Energy and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by Kerr-McGee, Devon Energy and the Underwriters from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount or commission applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Kerr-McGee, Devon Energy and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Kerr-McGee, Devon Energy and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by Kerr-McGee or Devon Energy on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by Kerr-McGee, and the total underwriting discounts and commissions, respectively, in each case as set forth on the cover page of the Final Kerr-McGee Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by Kerr-McGee and Devon Energy on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Kerr-McGee, Devon Energy and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls Kerr-McGee or Devon Energy within the meaning of either the Act or the Exchange Act, each officer of Kerr-McGee or Devon Energy who shall have signed the Registration Statement and each director of Kerr-McGee or Devon Energy shall have the same rights to contribution as Kerr-McGee or Devon Energy, subject in each case to the applicable terms and conditions of this paragraph (g).

          (h) Notwithstanding the foregoing, all agreements between Kerr-McGee and Devon Energy in connection with the respective rights and the amount of liability of each party to the other shall remain in full force and effect to the extent provided therein.

          11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, Kerr-McGee or Devon Energy. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Kerr-McGee or Devon Energy Registration Statement and the Final Kerr-McGee or Devon Energy Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Kerr-McGee, Devon Energy and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to Kerr-McGee and Devon Energy prior to delivery of and payment for the DECS, if prior to such time (i) trading in Kerr-McGee's or Devon Energy's common stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange or the AMEX shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency, or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Final Kerr-McGee Prospectus (exclusive of any supplement thereto).

          13. Representations and Indemnities to Survive. Subject to the limitations imposed by any applicable statute of limitations, the respective agreements, representations, warranties, indemnities and other statements of Kerr-McGee and Devon Energy or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Kerr-McGee or Devon Energy or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

          14. Other Agreement. Nothing herein shall alter the rights and obligations of Kerr-McGee and Devon Energy under the Registration Rights Agreement, the terms of which shall survive and shall not be deemed to have been terminated by any termination of this Underwriting Agreement or the consummation of the offering of DECS contemplated hereby.

          15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (Fax
No.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or if sent to Kerr-McGee, will be mailed, delivered or telefaxed to the Kerr-McGee General Counsel (Fax No. (405) 270-3649) and confirmed to it at the Kerr-McGee Corporation, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: General Counsel; or if sent to Devon Energy, will be mailed, delivered or telefaxed to ____________ and confirmed to it at___________________________________________________, attention of the Legal
Department.

          16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 10 hereof, and no other person will have any right or obligation hereunder.

          17. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Basic Kerr-McGee Prospectus" shall mean the prospectus referred to in paragraph (a) (i) of this Section 1 contained in the Kerr-McGee Registration Statement at the Kerr-McGee Effective Date.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are
     authorized or obligated by law to close in New York City [or          ].

          "Commission" shall mean the Securities and Exchange Commission.

          "Devon Energy Effective Date" shall mean each date that the Devon Energy Registration Statement and any post-effective amendment or amendments thereto became or become effective.

          "Devon Energy Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Devon Energy Registration Statement at the Devon Energy Effective Date.

          "Devon Energy Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 2 including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Devon Energy Effective Date as provided by Rule 430A.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Kerr-McGee Prospectus" shall mean the prospectus supplement relating to the DECS that is first filed pursuant to Rule 424(b) after the Execution Time together with the Basic Kerr-McGee Prospectus.

          "Kerr-McGee Effective Date" shall mean each date that the Kerr-McGee Registration Statement and any post-effective amendment or amendments thereto became or become effective.

          "Kerr-McGee Registration Statement" shall mean the registration statement referred to in paragraph (a) (i) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Kerr-McGee Effective Date as provided by Rule 430A.

          "Preliminary Devon Energy Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) of this Section 2 and any preliminary prospectus included in the Devon Energy Registration Statement at the Devon Energy Effective Date that omits Rule 430A Information.

          "Preliminary Final Kerr-McGee Prospectus" shall mean any preliminary prospectus supplement to the Basic Kerr-McGee Prospectus which describes the DECS and the offering thereof, is used prior to filing the Final Kerr-McGee Prospectus and is filed, together with the Basic Kerr-McGee Prospectus, pursuant to Rule 424(b).

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          Any reference herein to the Kerr-McGee Registration Statement, the Basic Kerr-McGee Prospectus, any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Kerr-McGee Effective Date or the issue date of the Basic Kerr-McGee Prospectus, any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Kerr-McGee Registration Statement, the Basic Kerr-McGee Prospectus, any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Kerr-McGee Effective Date, or the issue date of any Preliminary Final Kerr-McGee Prospectus or the Final Kerr-McGee Prospectus, as the case may be, deemed to be incorporated therein by reference.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Kerr-McGee, Devon Energy and the several Underwriters.

                                 Very truly yours,

                                 Kerr-McGee Corporation

                                 By: ____________________________
                                    Name:
                                    Title:

                                 Devon Energy Corporation

                                 By:_____________________________
                                    Name:
                                    Title:

                                 Devon Delaware Corporation

                                 By:_____________________________
                                    Name:
                                    Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Merrill Lynch & Co., Merrill Lynch, Pierce,
 Fenner & Smith
ABN AMRO Incorporated

By:  Salomon Smith Barney Inc.

By:  ___________________________
   Name:
   Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                                           Amount of
                                                                       Underwritten DECS
Underwriter                                                             to be Purchased
-----------                                                        -------------------------
Salomon Smith Barney Inc.......................................
Credit Suisse First Boston Corporation.........................
Lehman Brothers Inc............................................
Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
 Incorporated..................................................
ABN AMRO Incorporated..........................................



                                                                            -------------
          Total................................................
                                                                            =============

                                                                         ANNEX A

                      Kerr-McGee Significant Subsidiaries
                      -----------------------------------

                                                                         ANNEX B

                     Devon Energy Significant Subsidiaries
                     -------------------------------------